Fair Value Measurements	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
At December 31, 2018 and 2017, the Company had $119.0 million and $108.4 million, respectively, of debt outstanding under the Credit Facility which incurs interest at a variable interest rate and therefore, the carrying amount approximates fair value. The fair value of the debt is classified as a Level 2 measurement because interest rates charged are similar to other financial instruments with similar terms and maturities.
The fair value of the Company’s Senior Notes is estimated using Level 2 inputs in the fair value hierarchy and is based on quoted prices for those or similar instruments. At December 31, 2018, the fair value and the carrying value of the Company’s unsecured Senior Notes approximated $362.0 million and $398.1 million, respectively. At December 31, 2017, the fair value and the carrying value of the Company’s unsecured Senior Notes approximated $402.0 million and $397.4 million, respectively.
There were no other outstanding financial instruments as of December 31, 2018 and 2017 that required measuring the amounts at fair value on a recurring basis. The Company did not change its valuation techniques associated with recurring fair value measurements from prior periods and there were no transfers between levels of the fair value hierarchy during the year ended December 31, 2018.